SUPPLEMENT TO THE
SPARTAN(registered trademark) U.S. TREASURY MONEY MARKET FUND,
SPARTAN(registered trademark) U.S. GOVERNMENT MONEY MARKET FUND, AND SPARTAN(registered trademark) MONEY MARKET FUND JUNE 18, 1998
PROSPECTUS

   The following information replaces the similar information found under the heading "Management Fee" in the "The Funds in Detail" section beginning on page 16.

   Each fund also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, money market insurance premiums (beginning January 1, 2004), and the compensation of trustees who are not affiliated with Fidelity.

The following information replaces the similar information found in the fifth paragraph under "Investment Principles and Risks" on page 12.

THE FUNDS comply with industry- standard requirements for the quality, maturity, and diversification of their investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that the funds will maintain a stable $1.00 share price. While the funds will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, a fund may incur losses regardless of the insurance. The funds will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities they buy. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the funds' investments could cause their share prices (and the value of your investment) to change.

SUPPLEMENT TO THE
SPARTAN(registered trademark) U.S. TREASURY MONEY MARKET FUND,
SPARTAN(registered trademark) U.S. GOVERNMENT MONEY MARKET FUND,
AND SPARTAN(registered trademark) MONEY MARKET FUND
JUNE 18, 1998
STATEMENT OF ADDITIONAL INFORMATION

   THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION BEGINNING ON PAGE 18.

   FMR pays all other expenses of each fund with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), money market insurance premiums (beginning January 1, 2004), and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

THE FOLLOWING FUNDAMENTAL LIMITATION REPLACES LIMITATION (2) FOR EACH FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION
BEGINNING ON PAGE 2.

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

MONEY MARKET INSURANCE. Each fund participates in a mutual insurance company solely with other funds advised by FMR or its affiliates. This company provides insurance coverage for losses on certain money market instruments held by a participating fund (eligible instruments), including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. Each fund is charged an annual premium for the insurance coverage and may be subject to a special assessment of up to approximately two and one-half times the fund's annual gross premium if covered losses exceed certain levels. A participating fund may recover no more than $100 million annually, including all other claims of insured funds, and may only recover if the amount of the loss exceeds 0.30% of its eligible instruments. Each fund may incur losses regardless of the insurance.